                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Irata, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:
                                $125
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  IRATA, INC.

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

  The Annual Meeting of Shareholders of Irata, Inc. (the "Company") will be held at the offices of the Company, 8554 Katy Freeway, Suite 100, Houston, Texas on Wednesday, January 22, 1997 at 11:00 A.M. local time for the following purposes:

  1. To elect five directors to serve on the Company's Board of Directors.

  2. To consider and act upon a proposal to ratify and approve the Board of Directors' adoption of the Irata, Inc. 1996 Stock Option and Restricted Stock Plan.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Holders of Class A Common Stock of record at the close of business on December 12, 1996, will be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ SUE CAMP

                                          Sue Camp, Secretary

Houston, Texas
December 19, 1996

                               ----------------

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR SUCH PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                               ----------------

                                  IRATA, INC.

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 22, 1997

  This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Irata, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 8554 Katy Freeway, Suite 100, Houston, Texas on Wednesday, January 22, 1997 at 11:00 A.M. local time and at any adjournments thereof, for the purposes set forth in this Proxy Statement.

  This Proxy Statement and the enclosed form of proxy are being mailed on or about December 19, 1996, to the Stockholders of record as of December 12, 1996. The annual report to Stockholders for the Company's fiscal year ended June 30, 1996, is also being mailed to Stockholders contemporaneously with this Proxy Statement, although the Annual Report does not form a part of the material for the solicitation of Proxies.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

  The persons named on the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the shareholders appointing them. Unless otherwise indicated, proxies in the form enclosed that are properly executed, duly returned and not revoked will be voted in favor of:

  (1) the election of the five nominees to the Board of Directors of the Company named herein; and

  (2) the approval of a proposal to ratify and approve the Board of Directors' adoption of the Irata, Inc. 1996 Stock Option and Restricted Stock Plan (the "Plan").

  The Board of Directors is not presently aware of other proposals which may be brought before the Annual Meeting. In the event that other proposals are brought before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with what they consider to be in the best interests of the Company. Any shareholder giving such a proxy may revoke it at any time before it is exercised.

                              VOTING REQUIREMENTS

  Only holders of shares of Class A Common Stock of record at the close of business on December 12, 1996, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, are entitled to vote at the meeting. As of the record date, there were 6,256,982 shares of the Company's Class A Common Stock par value $0.10 per share, issued and outstanding with each entitled to one vote upon all matters to be acted upon at the meeting. Except for the 1,500,000 shares of the Company's Class B Common Stock par value $0.01 per share, which are not entitled to vote at the meeting, no other shares of capital stock of the Company are issued and outstanding. A complete list of all shareholders entitled to vote at the Annual Meeting will be open for examination by an shareholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company at 8554 Katy Freeway, Suite 100, Houston, Texas. Such list will also be available at the Annual Meeting and may be inspected by any Shareholder who is present.

                           QUORUM AND OTHER MATTERS

  Quorum and voting requirements are governed by Texas law, and the Company's Articles of Incorporation and By-laws. The presence, in person or by proxy, of the holders of a majority of the shares of the Class A Common Stock of the Company is necessary to constitute a quorum at the meeting. Each share of Class A Common Stock is entitled to one vote, in person or by proxy, with respect to the election of directors and any other proposals properly brought before the Annual Meeting. Shares represented by a properly signed, dated and returned proxy will be treated as present at the meeting for purposes of determining a quorum, without regard to whether or not the proxy is marked as casting a vote or abstaining. If a quorum is not present or represented at the meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. The affirmative vote of a plurality of the Class A Common Stock represented at the meeting in person or by proxy is necessary to elect the nominees for election as directors. A majority of the votes represented by the shareholders present at the Annual Meeting, in person or by proxy, is necessary for approval of the Plan and for any other matter that might come before the meeting. If a shareholder, present in person or by proxy, abstains on any matter, the shareholders' Class A Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining a quorum, but will not be treated as shares having voted at the meeting as to any proposal as to which the broker does not vote. No dissenters' or appraisal rights exist under Texas law with regard to any matter described herein to be voted on at the meeting.

  The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the shareholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The principal offices of the Company are located at 8554 Katy Freeway, Suite 100, Houston, Texas 77024.

  Votes at the Annual Meeting will be tabulated by an Inspector of Election appointed by the Company.

                               PROXY INFORMATION

  The enclosed form of proxy may be revoked at any time prior to its exercise by executing a new proxy with a later date, by voting in person at the Annual Meeting, or by giving written notice of revocation to Sue Camp, Secretary of the Company, at any time before the proxy is voted at the Annual Meeting. Please be sure that your shares are voted by signing, dating and returning the enclosed form of proxy in the enclosed postage-paid envelope.

                            PRINCIPAL SHAREHOLDERS

  All 1,500,000 shares of Class B Common Stock were issued to and remain owned of record by Names 'N Faces, Inc. The following table sets forth certain information as of December 6, 1996, with respect to the beneficial ownership of shares Class A Common Stock held by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares Class A Common Stock,
(ii) each director, (iii) each of the executive officers named under "Executive Compensation", and (iv) all officers and directors as a group.

                                                    PERCENTAGE OF OUTSTANDING
                                                         SHARES OWNED(2)
                                                    --------------------------
                                                      AMOUNT AND
                                                       NATURE OF
                                                      BENEFICIAL    PERCENTAGE
             NAME OF BENEFICIAL OWNER               OWNERSHIP(1)(2)  OF CLASS
             ------------------------               --------------- ----------
The Estate of C. W. Moody, Jr.(3)..................      463,825       7.33%
 P.O. Box 573117
 Houston, TX 77257-3117
Petrus Fund, L.P.(4)...............................      470,000       7.03%
 1700 Lakeside Square
 12377 Merit Drive
 Dallas, TX 75251
Royce Investment Group, Inc(5).....................    1,204,994      16.25%
 199 Crossways Park Drive
 Woodbury, N.Y. 11797
J. T. Trotter(6)...................................      514,246       7.97%
 1000 Louisiana, Suite 3600
 Houston, TX 77002
John D. Higgins(7).................................      200,000       3.15%
 199 Crossways Park Drive
 Woodbury, N.Y. 11797
Robert R. Salyard(8)...............................       90,000       1.43%
 530 Mulberry Lane
 Haverford, PA 19041
Robert A. Searles, Jr.(9)..........................       84,946       1.35%
 8554 Katy Freeway, Suite 100
 Houston, TX 77024
M. G. Morgan(10)...................................       73,920       1.17%
 8554 Katy Freeway, Suite 100
 Houston, TX 77024
Richard W. Fairchild, Jr.(11)......................       75,000       1.18%
 8554 Katy Freeway, Suite 100
 Houston, TX 77024
Andrew J. Clark, III...............................       16,466           *
 1000 Louisiana, Suite 3640
 Houston, TX 77002
Sue Camp(12).......................................        7,500           *
 8554 Katy Freeway, Suite 100
 Houston, TX 77024
All officers and directors as a group(13) (8
 persons)..........................................      966,657      14.52%

--------
  * Less than 1%
 (1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all other shares beneficially owned by them.

 (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this proxy statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such persons and which are exercisable within 60 days from the date of this proxy statement have been exercised. In the case of shares underlying warrants, the number of shares reflected and the exercise price have been adjusted to give effect to the antidilution adjustment required resulting from the Company's issuance of 3,125,000 shares in November and December of 1996.
 (3) Includes 165,809 shares owned of record by Lone Star Photo Video, Inc. a company beneficially owned by the Estate of Mr. Moody, 62,016 shares owned of record by the C. W. Moody Family Trust, of which Mr. Moody was the beneficiary, 118,000 shares and 118,000 shares issuable upon exercise, at $1.00 per share until November 1, 1998 and at $1.50 until November 1, 1999, of common stock purchase warrants (the "Private Placement Warrants") issued on November 15, 1996, together with the 118,000 shares, in exchange for the surrender of a note of the Company in the amount of $59,000.00 and other warrants.
 (4) Includes 470,000 shares issuable upon exercise at $6.63 per share of Warrants granted under a Loan Agreement and Loan Commitment to Petrus Fund, L.P. that are currently exercisable. Petrus Fund, L.P. was granted an additional 40,000 warrants that are not currently exercisable.
 (5) Includes 133,747 shares issuable under the unit purchase option granted May 1994, exercisable at $5.96 per unit consisting of one share and one common stock warrant and 133,747 shares issuable upon exercise of the 133,747 Warrants upon exercise at $5.75 per share. Also includes 468,750 shares issuable under the unit purchase option granted Royce Investment Group, Inc. and Spencer Trask Securities, Inc. in December 1996, exercisable at $.50 per unit consisting of one share and one Private Placement Warrant and 468,750 shares issuable upon exercise of the Private Placement Warrants.
 (6) Includes 60,794 shares issuable upon the exercise of the Bridge Warrants held by Mr. Trotter, 63,081 shares issuable under warrants granted in March 1995 to Mr. Trotter in exchange for his guarantee of the $500,000 loan of the Company, 114,000 shares issuable upon exercise of Private Placement Warrants issued to Mr. Trotter on November 15, 1996 in exchange for surrender of other warrants and $57,000 in debt.
 (7) Includes 100,000 shares issuable upon exercise of a Private Placement Warrant. The Private Placement Warrant was acquired on November 1, 1996 along with 100,000 shares for an aggregate consideration of $50,000 as a part of the Company's private placement.
 (8) Includes 45,000 shares issuable upon exercise of a Private Placement Warrant. The Private Placement Warrant and 45,000 shares were acquired on November 15, 1996 upon conversion of $22,500.00 in debt of the Company to Mr. Salyard for consulting services.
 (9) Includes 33,750 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan.
(10) Includes 52,770 shares issuable at $5.00 per share upon exercise of currently exercisable options granted in February 1994 under the Company's 1993 Stock Option Plan and 21,150 shares that were exercisable at $5.00 per share with respect to a grant on January 17, 1995 of options to purchase 50,000 shares under the Company's 1993 Stock Option Plan.
(11) Represents shares issuable at $5.00 per share upon exercise of currently exercisable options granted under the Company's 1993 Stock Option Plan.
(12) Includes 7,500 shares issuable upon exercise of stock options that are immediately exercisable at $.50 per share granted under the Company's 1996 Stock Option Plan.
(13) Includes 327,190 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1993 and 1996 Stock Option Plans.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

  During the last year the Company lost two directors. Richard W. Fairchild, Jr. resigned in June and Charles W. Moody, Jr., one of the founders of the Company, died in July 1996. The vacancies created by these events were filled in November 1996 and at the shareholders meeting five directors are to be elected to hold office until the next annual meeting election and until their successors have been duly elected and qualified. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. All of the nominees have indicated a willingness to serve, but in case any nominee is not a candidate at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote for the remainder of the designated nominees and to vote for a substitute nominee in their discretion.

  The following biographical information is furnished with respect to each nominee for election at the annual meeting. The information includes age at November 30, 1996, present position, if any, with the Company, period served as a director and other business experience during the past five years. THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR ELECTION OF EACH NOMINEE LISTED BELOW. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

  Andrew J. Clark, III, 58, is an attorney and has been engaged in the full-time practice of law since June 1, 1994. For more than five years prior to becoming a sole practitioner, he was a partner in the law firm of Butler & Binion, L.L.P., Houston, Texas. Mr. Clark was first elected a director at the annual meeting of shareholders in September 1993.

  John D. Higgins, 63, has been Senior Vice President--Director of Corporate Finance of Royce Investment Group ("Royce") for more than the past five years and serves on the Board of Directors as the designee of Royce. Mr. Higgins is also a director of Iatros Health Network, Inc. Mr. Higgins was appointed to fill the vacancy created by the resignation of Mr. Morgan as a director on November 28, 1995 and was first elected at the annual meeting of shareholders in January 1995.

  Robert R. Salyard, 70, was appointed to the Board of Directors effective November 3, 1996 to fill the vacancy created by the resignation of Richard W. Fairchild, Jr. For more than the past five years Mr. Salyard has been a private investor and engaged in the management consulting business. He serves as a Director and Corporate Secretary of Spencer Trask Securities, Inc., a member firm of the National Association of Securities Dealers and co-manager of the September 6, 1996 private placement offering of the Company pursuant to which the Company has issued 3,125,000 shares of Class A Common Stock.

  Robert A. Searles, Jr., 40, assumed the responsibilities of Executive Vice-President on November 3, 1996 and continues to serve on the Company's Board of Directors. Mr. Searles first assumed the responsibilities of director, President and Chief Executive Officer of the Company on June 23, 1992. From 1988 until joining the Company, Mr. Searles served as Vice President of Sales and Marketing of Auto Photo Systems, Inc., the U. S. subsidiary of Photo-Me-Int'l, the worldwide manufacturer and operator of approximately 20,000 wet process photo booths.

  Lance P. Wimmer, 52, was appointed to the Board of Directors effective November 3, 1996 to fill the vacancy created by the death of C.W. Moody, Jr. Additionally, he was elected Chairman of the Board, President and chief executive officer of the Company effective as of November 3, 1996. Mr. Wimmer had served as a consultant to the Company from April 1996 until his appointment as an officer and director of the Company. Mr. Wimmer formed Wimmer Associates, Inc., a professional consulting and management firm in 1992 and has been its Managing Director since its organization. Prior to organization of Wimmer Associates, Inc., Mr. Wimmer managed the Southwest region for Buccino & Associates, Inc., a leading operations restructuring consulting firm.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

  During the fiscal year ended June 30, 1996, the Board of Directors of the Company held five meetings at which each of the directors was present in person or by telephone. On three other occasions the Board took action by written unanimous consent and on numerous occasions the Board had informal discussions among all members regarding Company affairs. The Board intends to have regular meetings at least quarterly. The Company currently has an Audit Committee. The Audit Committee is authorized to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication; to review the work of, and approve non-audit services performed by such independent accountants; and to review the effectiveness of the financial and accounting functions, organization, operations and management of the Company. The Audit Committee consisted of Messrs. Clark and Fairchild and met once during the year ended June 30, 1996.

OTHER KEY MANAGEMENT

  The following persons are key employees of the Company:

           NAME             AGE                     POSITION
           ----             ---                     --------
John C. Stuecheli..........  49 Vice-President--Finance and Chief Financial
                                 Officer
Sue Camp...................  63 Corporate Secretary and Logistics Manager
Roger Osgood...............  42 Manufacturing and Engineering Technology Manager
Richard W. Bell............  61 Sales and Marketing Manager

  JOHN C. STUECHELI was elected elected Vice President--Finance and chief financial officer effective as of November 3, 1996. Mr. Stuecheli had served as a consultant to the Company for Wimmer Associates, Inc. from April 1996 until his appointment as chief financial officer of the Company. From October 1993 until March of 1996, Mr. Stuecheli engaged in the practice of accounting. Prior to October 1993, Mr. Stuecheli was in the employ of Buccino & Associates, Inc., a leading operations restructuring consulting firm.

  SUE CAMP joined the Company in September 1992 as Administrative Manager and Corporate Secretary. Prior to joining the Company she worked with Century 21 Real Estate in a variety of Sales and Administrative capacities for more than five years.

  ROGER OSGOOD joined the Company in December, 1992. Prior to joining the Company on a full time basis, Mr. Osgood served as technical consultant to the Company from the Company's inception in April 1992. Previously, he was employed as a technical engineer for Data East, Inc. in San Jose, California.

  RICHARD W. BELL joined the Company in April 1994. Prior to joining the Company, Mr. Bell spent more than the past five years as Marketing Manager-South Central Region for Auto Photo Systems.

  There is no family relationship between any present executive officers and directors.

                            EXECUTIVE COMPENSATION

  The following table summarizes all cash compensation paid or accrued by the Company to the Company's President and Chief Executive Officer, former Chairman of the Board and former Vice-President, Chief Financial Officer for services rendered in all capacities to the Company for the years ended June 30, 1994, 1995 and 1996.

                                                  LONG-TERM COMPENSATION
                                                     AWARDS SECURITIES
                           ANNUAL COMPENSATION          UNDERLYING
                          --------------------- ----------------------------
   NAME AND PRINCIPAL                                            ALL OTHER
        POSITION          YEAR  SALARY   BONUS  OPTIONS/SARS(1) COMPENSATION
   ------------------     ---- -------- ------- --------------  ------------
Richard W. Fairchild,
 Jr...................... 1996 $ 61,167 $   -0-        -0-            N/A
 (Resigned June 1996)     1995   16,667     -0-     57,410            N/A
 Chairman of the Board    1994      N/A     N/A        N/A            N/A
Robert A. Searles, Jr.... 1996 $115,000 $   -0-        -0-        $12,502(3)
 President and Chief      1995  120,000     -0-        -0-         15,555(2)
 Executive Officer        1994  120,000  37,500     52,770         15,555(2)
M. G. Morgan............. 1996 $ 76,250 $   -0-     50,000        $ 2,400(4)
 (Resigned November 1995) 1995  120,000     -0-     52,770          7,200(4)
 Vice President--Finance  1994  110,000  15,000        N/A            -0-
  and
 Chief Financial Officer

--------
(1) Includes 52,770 options to Mr. Searles, 102,770 options to Mr. Morgan and 57,410 options to Mr. Fairchild, all exercisable at $5.00 per share.
(2) Represents employer contributions for insurance ($6,233) and a car allowance ($7,198).
(3) Represents employer contributions for insurance ($8,355) and a car allowance ($7,200).
(4) Represents employer contributions for a car allowance.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END VALUE

  The following table sets forth information with respect to the named executive officers with respect to the exercise of stock options during the year ended June 30, 1996 and unexercised stock options held as of June 30, 1996.

                                                 NUMBER OF SECURITIES
                            SHARES     VALUE    UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                         ACQUIRED ON  REALIZED      OPTIONS HELD AT       IN THE MONEY OPTIONS AT
                         EXERCISE (#)  ($)(1)        JUNE 30, 1996             JUNE 30, 1996(2)
                         ------------ -------- ------------------------- -------------------------
                                               EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
                                               ------------------------- -------------------------
Richard W. Fairchild,
 Jr.....................     -0-        $N/A          75,000/-0-                  N/A/N/A
Robert A. Searles, Jr...     -0-         N/A          52,770/-0-                  N/A/N/A
M. G. Morgan............     -0-         N/A          73,920/-0-                  N/A/N/A

--------
(1) Represents the difference between the market price of the underlying shares of Class A Common Stock at exercise date and the exercise price.
(2) Based on the closing price on the NASDAQ National Market of the Company's Class A Common Stock on that date.

EMPLOYMENT AGREEMENTS

  The Company entered into an Employment Agreement on June 15, 1993 with Mr. Searles providing for a base salary of $10,000 per month and a primary term of three years. The Employment Agreement extended to Mr. Searles the opportunity to subscribe for and purchase up to 51,196 shares of Class A Stock of the Company at the purchase price of $7,500. Any such stock purchased by him was subject to restrictions on transfer which would lapse with respect to 17,066 shares at the end of the first year of employment and with respect to an additional increment of 17,065 shares after each of the second and third years of employment had been completed. On July 7, 1993 Mr. Searles borrowed $7,500 from the Company and exercised his right to purchase these shares. On September 1, 1993, the employment agreement between the Company and Mr. Searles was amended to extend the term until June 30, 1997, to terminate the restrictions on transfer of the shares of capital stock purchased by Mr. Searles, to restrict Mr. Searles from competing with the Company for a two-year period upon termination of the employment relationship, to provide for a $30,000 bonus to be paid to him on January 15, 1994 to assist him with federal tax liability with respect to the exercise of the stock option and to obligate the Company to forgive the $7,500 liability of Mr. Searles under the note executed to borrow the $7,500 if Mr. Searles remains in the employ of the Company on June 30, 1994. The $30,000 bonus was paid to Mr. Searles and the $7,500 note was forgiven. Under the terms of the employment relationship with Mr. Searles, he has been provided with a car allowance, medical insurance and other customary employee benefits.

  The Company entered into employment agreements with Messrs. Wimmer and Stuecheli which became effective as of November 3, 1996. The agreement with Mr. Wimmer has a term of twenty-four months and from month to month thereafter and provides for a base salary of $135,000 per annum and the opportunity to earn up to $40,000 in bonus compensation upon achieving goals established by the Board of Directors in the Company's business plan. The agreement obligated the Company to grant to Mr. Wimmer options to purchase an aggregate of 300,000 shares of Class A Common Stock of the Company at $.50 per share, to fund up to $3,000 per month in commuting expenses between Dallas, Texas and the Company' office and to provide minimum levels of officers and directors' liability insurance. The agreement with Mr. Stuecheli is for a term of twelve months and from month to month thereafter and provides for a base salary of $80,000 per annum and the opportunity to earn up to $24,000 in bonus compensation upon achieving goals established by the Board of Directors in the Company's business plan. The agreement obligates the Company to grant to Mr. Stuecheli options to purchase an aggregate of 60,000 shares of Class A Common Stock of the Company at $.50 per share, to fund up to $2,000 per month in commuting expenses between Dallas, Texas and the Company' office and to provide minimum levels of officers and directors' liability insurance.

  The Company entered into a consulting agreement with Robert R. Salyard which became effective on November 3, 1996. The agreement with Mr. Salyard has a term of twenty-four months and provides for a consulting compensation of $1,500 per month. The agreement obligated the Company to grant to Mr. Salyard options to purchase an aggregate of 125,000 shares of Class A Common Stock of the Company at $.50 per share, and to provide minimum levels of officers and directors' liability insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Mr. Clark has acted as counsel to the Company since its inception. During the fiscal year ended June 30, 1996, he was paid an aggregate of $23,497.50 in fees and expenses, all of which was for work performed prior to the beginning of the fiscal year. During the year ended June 30, 1996, Mr. Clark billed the Company an additional $55,585.52 in fees and expenses, none of which were paid. Mr. Clark, along with twelve other trade creditors of the Company who held in the aggregate $734,309.84 in debt of the Company, entered into a Settlement Agreement pursuant to which on November 1, 1996 his claim for $55,585.50 was settled in exchange for a cash payment of $8,337.83, an aggregate of 16,466 shares of Class A Common Stock of the Company and the agreement to pay $680.00 a month for fifteen months.

  Mr. Salyard has served as a consultant to the Company. In November 1996, he exchanged $22,500 in unpaid consulting fees for an aggregate of 45,000 shares of Class A Common Stock of the Company and warrants to purchase 45,000 shares of Class A Common Stock at $1.00 per share until November, 1998 and thereafter at $1.50 per share until expiration on November, 1999.

  In December 1995, the Company made an interim loan of $160,000 from C.W. Moody, Jr. ($59,000), J.T. Trotter ($57,000) and George V. Kane ($44,000) at
prime plus 1% with maturity in June of 1996. These lenders were granted warrants to purchase 16,000 shares of Class A Common Stock at $4.00 per share. On November 15, 1996 these notes and warrants were exchanged by the Moody Estate for 118,000 shares of

Class A Common Stock and warrants to purchase 118,000 shares of Class A Common Stock, by J. T. Trotter for 114,000 shares and 114,000 warrants and by George
V. Kane for 88,000 shares and 88,000 warrants. The warrants are exercisable at $1.00 per share until November 1, 1998 and at $1.50 thereafter until expiration on November 1, 1999.

                                  PROPOSAL II

                 APPROVAL OF ADOPTION OF THE 1996 STOCK OPTION
                           AND RESTRICTED STOCK PLAN

INTRODUCTION

  By a written consent effective December 6, 1996, the Board of Directors adopted the Irata, Inc. 1996 Stock Option and Restricted Stock Plan ("1996 Plan"), subject to stockholder approval. A copy of the 1996 Plan is attached as Exhibit A. The following general description of certain features of the 1996 Plan is qualified in its entirety by reference to Exhibit A.

GENERAL PLAN INFORMATION

  The 1996 Plan was adopted for the benefit of the executive officers, directors and other key employees and consultants of the Company and its subsidiaries and affiliates and authorizes for issuance upon the exercise of stock options or grants of performance shares an aggregate of 950,000 shares of Class A Common Stock.

  The purpose of the 1996 Plan is to promote the interests of the Company by providing incentives to the directors, officers and other key employees and consultants of the Company to use their best efforts on the Company's behalf and to aid the Company in attracting, maintaining and developing capable management personnel by offering such persons competitive compensation levels and an opportunity to become stockholders of the Company, thereby rewarding outstanding quality and encouraging continued employment.

ADMINISTRATION

  The 1996 Plan may be administered by (i) the Board of Directors of the Company, (ii) any duly constituted committee of the Board of Directors consisting of at least two members of the Board of Directors, all of whom shall be Non-Employee Directors, or (iii) any other duly constituted committee of the Board of Directors. The administering party is referred to herein as the "Plan Administrator." At the current time, the Compensation Committee of the Board of Directors is serving as the Plan Administrator. A Non-Employee Director is defined as any director who: (i) is not an officer of the Company or a parent or subsidiary of the Company, or otherwise employed by the Company or parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or any capacity other than as a director, except for an amount not exceeding $60,000; (iii) does not possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); or (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K under the Securities Act. The Plan Administrator selects the participants to whom options are to be granted and, with respect to each option, determines the number of shares covered thereby, the price payable on its exercise, and the period during which it may be exercised, all in a manner not inconsistent with the 1996 Plan. The Plan Administrator also resolves all questions of application or interpretation of the 1996 Plan.

  The names and address of the current members of the Compensation Committee are: Andrew J. Clark, III, 1000 Louisiana, Suite 3640, Houston, Texas 77002 and Robert R. Salyard, 530 Mulberry Lane, Haverford, Pennsylvania 19041. The service of these individuals on the Compensation Committee does not create any corporate interlocks or insider participation between the Company's Compensation Committee and another entity.

DESCRIPTION OF CAPITAL STOCK

  The Company has authorized capital consisting of 20,000,000 shares of Class A Common Stock, of which 6,256,982 were outstanding as of December 6, 1996, 1,500,000 shares of Class B Common Stock, all of which are outstanding and 100,000 shares of Preferred Stock, none of which have been issued. The 1996 Plan currently authorizes the issuance, upon the exercise of stock options by eligible participants, of an aggregate of 950,000 shares of the Company's Class A Common Stock.

  The holders of shares of Class B Common Stock shall not be entitled to receive and the Company shall not pay any dividends to the holders of shares of Class B Common Stock until such time as the Company has accumulated earned surplus equal to at least $1,000,000. After the Company has accumulated earned surplus equal to at least $1,000,000, the holders of shares of Class B Common Stock shall be entitled to receive the same dividends as are declared and paid on each share of Class A Common Stock; provided, however, that the total amount of dividends paid to the holders of Class B Common Stock shall not exceed the "distribution amount" (as defined herein), and all dividends to holders of shares of Class A Common Stock and shares of Class B Common Stock are subject to the prior and superior rights in any resolution or resolutions providing for the issue of a series of Preferred Stock. In the event of any liquidation, dissolution or winding up of the affairs of the Company, after payment to the holders of Preferred Stock of the amounts to which they are entitled pursuant to the resolution or resolutions of the Board of Directors providing for the issue of a series of Preferred Stock, the holders of Class A Common Stock and Class B Common Stock shall be entitled to share ratably in all assets then remaining subject to the condition that holders of shares of Class B Common Stock shall not be entitled to share ratably in assets of the Company until the holders of Class A Common Stock have received, as a group, in distributions in liquidation or in dividends prior to dissolution, or in both, an amount equal to $1,000,000 and the total amount of distributions in liquidation plus all prior dividends paid to the holders of shares of Class B Common Stock as a group shall not exceed the distribution amount. The distribution amount shall equal the lesser of $1,000,000 or the aggregate of $750,000 plus interest at the rate of 3% per annum compounded yearly, computed on the amount by which $750,000 plus any accrued interest hereunder exceeds the amount of distributions as are made to the holders of Class B Common Stock. Once holders of Class B Common Stock have received the distribution amount, they shall be entitled to no further payments or distributions from the Company and the shares of Class B Common Stock outstanding shall then be returned and cancelled.

  The Company has not paid any dividends on its Class A Common Stock since its formation. Although the Company intends to invest any future earnings in its business, it may determine at some future date that the payment of cash dividends would be desirable. The payment of any such dividends would depend, among other things, upon the earnings and financial condition of the Company.

ELIGIBILITY

  Participants in the 1996 Plan are selected by the Plan Administrator from the directors, executive officers and other key employees and consultants of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Plan Administrator may consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth.

TYPES OF AWARDS

  Awards under the 1996 Plan may be in the form of any one or more of the following: stock options, incentive stock options, and performance shares as described below. The 1996 Plan permits the granting of both incentive stock options ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986 (the "Code"), and non-qualified options. To qualify as ISOs, options must meet additional federal income tax requirements. These requirements include a limitation that the aggregate fair market value of ISOs that first become exercisable during any calendar year may not exceed $100,000. The term of each option will be fixed by the Plan Administrator but, for incentive stock options, may not exceed ten years from date of grant. The Plan Administrator will determine at which time or times each option may be exercised. Awards are evidenced by award agreements, the terms and provisions of which may differ, in form and substance satisfactory to the Plan Administrator and not inconsistent with the 1996 Plan.

EXERCISE PRICE

  A stock option entitles the grantee to purchase a set number of shares of Class A Common Stock at a set price ("Exercise Price"). The Exercise Price for each share covered by an option will be an amount selected by the Plan Administrator and will be 100% or more of the fair market value of a share of Class A Common Stock on the date the option is granted. The Exercise Price must be paid in full with cash or by delivery of previously owned Class A Common Stock valued at its fair market value on the exercise date.

RESTRICTIONS

  As soon as practicable after receipt of payment of the Exercise Price, the Company will deliver to the optionee a certificate or certificates for such shares of Class A Common Stock represented by the option exercised. The optionee will become a stockholder of the Company with respect to Class A Common Stock represented by the share certificates issued and as such will be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder, including the right to dispose of such shares. Prior to the receipt of certificates for shares of Class A Common Stock, an optionee will have no rights of a stockholder.

PERFORMANCE SHARES

  The Plan Administrator is also authorized to award shares of Class A Common Stock ("Performance Shares") that are subject to certain conditions set forth in the 1996 Plan and subject to such other conditions and restrictions as the Plan Administrator may determine, but without the payment of any consideration. Performance Shares may, in the Plan Administrator's discretion, be subject to forfeiture, in whole or in part, in the event that performance targets established by the Plan Administrator are not met.

TAX INFORMATION

  The following is a brief summary of the general rules relating to the tax consequences under present federal income tax laws with respect to grants under the 1996 Plan:

  Taxation of ISOs. No taxable income will be realized by an optionee upon the grant or exercise of an ISO. If shares of Class A Common Stock are issued to an optionee pursuant to the exercise of an ISO and if no disposition of such shares is made within two years after the date of grant or within one year after the transfer of such shares to such optionee, then, upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and no deduction will be allowed to the optionee's employer for federal income tax purposes. If no disqualifying disposition is made, the exercise of an ISO will give rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

  If shares of Class A Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee in most instances will realize ordinary income in the year of such disqualifying disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof and the optionee's employer will be entitled to deduce such amount. Any additional gain realized by the participant will be taxed as short-term or long-term capital gain, depending on how long the shares have been held, and will not result in any deduction by the employer. The holding period for long-term capital gain treatment is more than one year.

  If an ISO is exercised at a time when it no longer qualifies as ISO, the option will be treated as a non-qualified option. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the tax treatment described above if it is exercised more than three months following the termination of employment.

  Taxation of Non-Qualified Options. No income will be realized by an optionee at the time a non-qualified option is granted. In most instances, ordinary income will be realized by the optionee upon exercise in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (the amount paid for the shares) and the optionee's employer will be entitled to a tax deduction in the same amount. At disposition appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  Taxation of Class A Common Stock used to Exercise Options. Shares of Class A Common Stock delivered to pay for shares of Class A Common Stock purchased on the exercise of an ISO or a non-qualified stock option will be valued at the fair market value at the date of exercise. Unless the delivery of shares constitutes a disqualifying disposition of shares acquired upon exercise of an ISO, no taxable gain or loss on the surrendered shares will be realized at the time of delivery. For federal income tax purposes, the optionee receives the same tax basis and holding period in a number of the new shares equal to the number of old shares exchanged. The optionee will also receive a tax basis in the additional shares equal to zero in the case of an ISO or equal to their fair market value at the date of exercise in the case of a non-qualified stock option and a new holding period in either case.

  Performance Shares. A grantee normally will not realize taxable income and the Company will not be entitled to a deduction upon the grant of Performance Shares assuming the shares granted are subject to restrictions resulting in a "substantial risk of forfeiture." When the shares are no longer subject to a substantial risk of forfeiture or if there are no restrictions at the time of grant, the grantee will realize taxable ordinary income in an amount equal to the fair market value of the stock at that time and the Company will be entitled to a deduction in the same amount. A grantee, however, may elect to realize taxable ordinary income in the year the restricted stock is granted in an amount equal to their fair market value at the time of grant, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the grantee upon the subsequent disposition of the shares will be taxable at short- or long-term capital gain rates but will not result in any further deduction to the Company.

  Withholding. The Company has the right to require an optionee or grantee to remit an amount necessary to satisfy any federal, state or local tax withholding requirements prior to the delivery of certificates for such shares. An optionee or grantee may be required to deposit cash with the Company in an amount necessary to satisfy the applicable federal and state law requirements with respect to withholding of taxes on wages. Alternatively, the Company may issue such shares, net of the number of shares sufficient to satisfy the withholding requirements. For withholding purposes, Class A Common Stock will be valued on the date the withholding obligation is incurred.

  Other Tax Information. The foregoing does not constitute a definitive statement on the tax effects of awards under the 1996 Plan and is based on the laws and regulations presently in effect. There can be no assurance that the tax consequences as discussed above will continue or that other tax laws will not be applicable. Accordingly, it is suggested that prior to exercising an award granted under the 1996 Plan and prior to disposing of shares acquired pursuant to an exercise thereof, a grantee should consult his tax advisor.

  The 1996 Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

ASSIGNMENT OF INTEREST

  No option granted under the 1996 Plan is assignable or transferable other than by will or by the laws of the descent and distribution. During the lifetime of the optionee, the award may be exercisable only by the optionee.

TERMINATION OF EMPLOYMENT

  Upon the termination of an optionee's employment, unless termination results from death or permanent disability the option shall expire on the earlier of the date the option otherwise would have expired or, in the case of an ISO, 90 days after such termination, and in the case of other options, six months after termination unless the Plan Administrator extends the period in its sole discretion. If termination results from death or permanent disability, the Optionee, or his estate in the case of death, may exercise the option until the earlier of the date the option would have expired by its terms or twelve months after termination. If an employee is terminated for cause, his ISOs will be immediately cancelled. If an employee is terminated for any reason, his unvested Performance Shares will be immediately forfeited.

AMENDMENT AND TERMINATION

  The Plan Administrator is permitted to amend the 1996 Plan without further approval by the stockholders except as to any change in the participants eligible to be granted Plan Awards or any change in the number of shares that may be issued except pursuant to the antidilution adjustment provisions. No amendment may adversely affect any outstanding grants without the holder's consent.

CHANGES IN CAPITAL STRUCTURE

  The 1996 Plan provides for proportionate adjustments upwards or downwards upon an increase or decrease, respectively, in the number of shares of Class A Common Stock outstanding resulting from any stock split, reverse split, stock dividend, combination or other subdivision or consolidation of shares without the receipt of consideration by the Company. In the event of liquidation, sale of assets or merger, the Plan Administrator may, in the exercise of its sole discretion declare that options outstanding under the Plan shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exerciseable.

OTHER INFORMATION

  The fair market value of the Class A Common Stock shall be determined by the Plan Administrator and, generally, shall be the average of the high and low sales prices of the Class A Common Stock as reported on the consolidated trading tables of The Wall Street Journal on the date the option is granted. If at any time the Class A Common Stock shall not have been traded on National Association of Securities Dealers, Inc. Automatic Quotation System/National Market or other public securities market for more than ten days immediately preceding such date, the Plan Administrator may provide other appropriate means of determining fair market value.

  Optionees will not be given periodic reports on the status of their options; however, grantees may obtain information as to the amount and status of their options at any time upon written request to the Company. The Plan Administrator may permit the Company to withhold Class A Common Stock to satisfy all or part of the optionee's withholding tax. The Class A Common Stock will be valued at its fair market value. The payment of withholding taxes by surrendering Class A Common Stock is subject to any restrictions the Plan Administrator may impose.

  Neither the adoption of the 1996 Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations of the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable including without limitation, the granting of stock options otherwise than under the 1996 Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  The 1996 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

GRANTS OF OPTIONS UNDER THE 1996 PLAN

  Effective December 6, 1996, the Plan Administrator granted, subject to stockholder approval of the 1996 Plan, options to purchase the following number of shares of Class A Common Stock under the 1996 Plan: (i) to Robert R. Salyard, a Director of and Consultant to the Company, a Non-Statutory Option to purchase an aggregate of 125,000 Shares, (ii) to Andrew J. Clark, III, a Director of the Company a Non-Statutory Option to purchase an aggregate of 50,000 Shares, (iii) to John D. Higgins, a Director of the Company a Non-Statutory Option to purchase an aggregate of 25,000 Shares, (iv) to Lance P. Wimmer, Chairman of the Board of Directors, President and chief executive officer of the Company, an ISO Option to purchase an aggregate of 300,000 Shares, (v) to Robert A. Searles, a Director and Executive Vice President of the Company, an ISO Option to purchase an aggregate of 67,500 Shares, (vi) to John Stuecheli, the Vice President--Finance and chief financial officer of the Company, an ISO Option to purchase an aggregate of 60,000 Shares, (vii) to Sue Camp, the Secretary of the Company, an ISO Option to purchase an aggregate of 15,000 Shares, (viii) to Roger Osgood, the Director of Manufacturing and Technical Support for the Company, an ISO Option to purchase an aggregate of 18,750 Shares, and (ix) to Richard Bell, the Director of Marketing of the Company, an ISO Option to purchase an aggregate of 15,000 Shares. The Board of Directors, as the Plan Administrator, fixed the exercise price of these options at $.50 per share. This determination was based upon the contemporaneous closing of a private placement in which an aggregare 3,125,000 shares of Class A Common Stock and warrants to purchase an additional 3,125,000 shares of Class A Common Stock were sold for aggregate consideration of $1,562,500, a price of $.50 for the equivalent of a a unit consisting of one share of Class A Common Stock and one warrant. However, on December 6, 1996, the effective date of the grant, the average of the high and low sale price of the shares on the Small Cap System of the National Association of Securities Dealers was $.875.

APPROVAL OF ADOPTION OF 1996 PLAN

  There are currently available for grant under the 1993 Plan 78,310 shares of Class A Common Stock. Management and the Board of Directors believe it is in the best interest of the Company to adopt the 1996 Plan to increase the Company's ability to attract and retain the valuable services of individuals of outstanding quality and ability to serve in the offices and directorships of the Company.

  Approval of the adoption of the 1996 Plan requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock present and voting at the Annual Meeting in person or by proxy.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE IRATA, INC. 1996 STOCK OPTION AND RESTRICTED STOCK PLAN, AS IDENTIFIED IN THE ENCLOSED PROXY CARD. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS A CONTRARY VOTE IS SPECIFIED.

                             CHANGE IN ACCOUNTANTS

  The Company's financial statements were previously audited by Ernst & Young L.L.P., whose resignation, effective June 11, 1996, was accepted by the Board of Directors. The Company subsequently engaged Lane Gorman Trubitt, L.L.P. to perform audit services for the year ended June 30, 1996. Ernst & Young's report on the Company's financial statements for the two years ended June 30, 1995 contained an unqualified opinion. However, the audit report included an explanatory paragraph that raised substantial doubt about the Company's ability to continue as a going concern existed. At no time was there any disagreement between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                         SECTION 16 FILINGS DISCLOSURE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission, the Boston Stock Exchange and NASDAQ initial reports of ownership and reports of changes in ownership of Class A Common Stock of the Company. Officers, directors and greater than ten-percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the Company's copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1994 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were compiled with.

                             SHAREHOLDER PROPOSALS

  Any shareholder that meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may submit to the Board of Directors proposals to be considered for submission to the shareholders at the 1996 Annual Meeting. Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be in writing and received at the Company's principal executive offices by the Secretary no later than July 6, 1996 in order to be included in the next years proxy statement. Any such notice shall set forth:
(a) the name and address of the shareholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such shareholder as of the date of such notice; (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice.

                                    GENERAL

  Lane Gorman Trubitt, L.L.P. served as the Company's independent auditors for the fiscal year ended June 30, 1996. A representative of Lane Gorman Trubitt, L.L.P. will be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company has designated Lane Gorman Trubitt, L.L.P. as independent auditors for the current fiscal year.

  The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgement of the persons appointed to vote the proxies.

  The Annual Report of the Company for the fiscal year ended June 30, 1996 is being mailed with this proxy statement to shareholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder upon written request to Irata, Inc., 8554 Katy Freeway, Suite 100, Houston, Texas 77024,
Attn: Investor Relations.

                                 MISCELLANEOUS

  All share information in this Proxy Statement has been adjusted to give effect to the reverse stock splits that became effective in September and December of 1993 and the application of antidilution adjustments with respect to warrants and options resulting from the private placement completed in November and December 1996. All information contained in the Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Commission.

                                          By Order of the Board of Directors

                                          Lance P. Wimmer
                                          Chairman of the Board and President

December 19, 1996
Houston, Texas

                                                                      EXHIBIT A

                                  IRATA, INC.

                  1996 STOCK OPTION AND RESTRICTED STOCK PLAN

                                   SECTION 1
                           ESTABLISHMENT AND PURPOSE

  This Plan is established (i) to offer selected Employees, Directors and Consultants of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as incentive stock options intended to qualify under Section 422 of the Code.

                                   SECTION 2
                                  DEFINITIONS

  "Board of Directors" shall mean the board of directors of the Company, as duly elected from time to time.

  "Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

  "Committee" shall mean the Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

  "Company" shall mean Irata, Inc., a Texas corporation.

  "Consultant" shall mean any individual that is expressly designated as a consultant of the Company or its Subsidiaries by the Committee or the Board of Directors of the Company as a whole, in each case in its sole discretion.

  "Date of Grant" shall mean the date on which the Committee or the Board of Directors resolves to grant an Option to an Optionee or grant Restricted Stock to a participant, as the case may be.

  "Employees" shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the regulations thereunder.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

  "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee (or Board of Directors as a whole if the option is granted by the Board) in the applicable Stock Option Agreement, but in no event less than the par value per Share.

  "Fair Market Value" shall mean such amount as the Committee or Board of Directors, if an option is granted by the Board of Directors as a whole, in each case in its sole discretion, shall determine, giving consideration to (i) if there is a public market for the securities, the mean of the bid and asked prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, (ii) in the event the securities are listed on a stock exchange, the closing sales price of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question, and (iii) in the event of a contemporaneous sale of Stock by the Company, the sales price to the Company before commissions and underwriting discounts for such sale.

  "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of Section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

  "Non-Employee Director" shall mean a director who (i) is not an officer of the Company or a parent or subsidiary of the Company, or otherwise employed by the Company or parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount not exceeding $60,000;
(iii) does not possess an interest in any transaction for which disclosure would be required under item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); or (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K of the Securities Act.

  "Nonstatutory Option" shall mean any Option granted by the Committee or the Board of Directors that does not meet the requirements of Sections 421 through 424 of the Code, as amended.

  "Option" shall mean either an ISO or Nonstatutory Option, as the context requires.

  "Optionee" shall mean a Participant who holds an Option.

  "Participants" shall mean those individuals described in Section 1 of this Plan selected by the Committee or the Board of Directors who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

  "Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that Section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

  "Plan" shall mean this Irata, Inc. 1996 Stock Option and Restricted Stock Plan, as amended from time to time.

  "Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

  "Plan Administrator" shall mean the Board of Directors of the Company or if created by the Board of Directors, the Committee.

  "Restricted Stock" shall have that meaning set forth in Section 7(a) of this Plan.

  "Restricted Stock Account" shall have that meaning set forth in Section 7(a)(ii) of this Plan.

  "Restricted Stock Criteria" shall have that meaning set forth in Section 7(a)(iv) of this Plan.

  "Restriction Period" shall have that meaning set forth in Section 7(a)(iii) of this Plan.

  "Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee, Director or Consultant, as the context requires.

  "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

  "Stock" shall mean the Class A Common Stock of the Company, par value $.10 per share.

  "Stock Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

  "Subsidiary" shall mean any corporation as to which more than fifty percent (50%) of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

  "Ten-Percent Stockholder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in Section 424 of the Code, as amended. For purposes of this definition of "Ten-Percent Stockholder," the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

  "Vest Date" shall have the meaning set forth in Section 7(a)(v) of this Plan.

                                   SECTION 3
                                ADMINISTRATION

  (a) General Administration. This Plan shall be administered by the Plan Administrator which shall be the Board of Directors as a whole, or if appointed the Committee, which shall consist of at least two persons, each of whom shall be Non-Employee Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

  (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

  (c) Authority of Plan Administrator. This Plan shall be administered by, or under the direction of, either the Board of Directors or if appointed by the Board of Directors, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Plan Administrator shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Plan Administrator's business including, without limitation, the authority to take the following actions:

    (i) To interpret this Plan and to apply its provisions;

    (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

    (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

    (iv) To determine when Plan Awards are to be granted under this Plan;

    (v) To select the Optionees and Participants;

    (vi) To determine the number of Shares to be made subject to each Plan
  Award;

    (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including, without limitation, the Exercise Price and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

    (viii) To amend any outstanding Stock Option Agreement or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

    (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

    (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly-acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

    (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

    (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

  All interpretations and determinations of the Plan Administrator made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interest parties. The Plan Administrator may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

                                   SECTION 4
                        ELIGIBILITY AND CURRENT GRANTS

  (a) General Rule. Subject to the limitations set forth in subsection (b) below, Participants shall be eligible to participate in this Plan; provided, however, that any Non-Employee Directors who are serving on the Committee shall not be eligible for any Plan Awards not granted by the Board of Directors as a whole nor shall any person be eligible for any Plan Awards if the granting of a Plan Award to such person would destroy the satisfaction by this Plan of the general exemptive conditions of Rule 16b-3 under the Exchange Act.

  (b) Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

  (c) Current Non-Statutory Option Grants. Upon adoption of this Plan, the Board of Directors has made the following grants of Non-Statutory Options:

    (i) To Robert R. Salyard, a Director of and Consultant to the Company, a Non-Statutory Option to purchase an aggregate of 125,000 Shares, at an exercise price of $.50 per Share, 75,001 Shares of which shall become exercisable on August 1, 1997, 16,667 Shares of which shall become exercisable on October 30, 1997, 16,667 Shares of which shall become exercisable on January 28, 1998, and the final 16,665 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Salyard shall terminate and expire on November 3, 2002.

    (ii) To Andrew J. Clark, III, a Director of the Company, a Non-Statutory Option to purchase an aggregate of 50,000 Shares, at an exercise price of $.50 per Share, 30,000 Shares of which shall become exercisable on August 1, 1997, 6,667 Shares of which shall become exercisable on October 30, 1997, 6,667 Shares of which shall become exercisable on January 28, 1998, and the final 6,665 of which shall become exercisable on April 28, 1998. The Options granted to Mr. Clark become exercisable only upon surrender to the Company of the options to purchase 25,000 Shares outstanding under the Company's 1993 Stock Option Plan. Except as otherwise provided in this Plan the Options granted to Mr. Clark shall terminate and expire on November 3, 2002.

    (iii) To John D. Higgins, a Director of the Company, a Non-Statutory Option to purchase an aggregate of 25,000 Shares, at an exercise price of $.50 per Share, 15,000 Shares of which shall become exercisable on August 1, 1997, 3,334 Shares of which shall become exercisable on October 30, 1997, 3,333 Shares of which shall become exercisable on January 28, 1998, and the final 3,333 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Higgins shall terminate and expire on November 3, 2002.

(d) Current ISO Option Grants. Upon adoption of this Plan, the Board of Directors has made the following grants of ISO Options:

    (i) To Lance P. Wimmer, Chairman of the Board of Directors, President and chief executive officer of the Company, an ISO Option to purchase an aggregate of 300,000 Shares, at an exercise price of $.50 per Share, 175,001 Shares of which shall become exercisable on August 1, 1997, 24,000 Shares of which shall become exercisable on October 30, 1997, 59,334 Shares of which shall become exercisable on January 28, 1998, and the final 41,665 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Wimmer shall terminate and expire on November 3, 2002.

    (ii) To Robert A. Searles, a Director and Executive Vice President of the Company, an ISO Option to purchase an aggregate of 67,500 Shares, at an exercise price of $.50 per Share, 33,750 Shares of which shall be immediately exercisable, an additional 11,250 Shares of which shall become exercisable on November 1, 1998, an additional 11,250 Shares of which shall become exercisable on November 1, 1999 and the final 11,250 Shares of which shall become exercisable on November 1, 2000. The Options granted to Mr. Searles become exercisable only upon surrender to the Company of the options to purchase 52,770 Shares outstanding under the Company's 1993 Stock Option Plan. Except as otherwise provided in this Plan the Options granted to Mr. Searles shall terminate and expire on November 3, 2002.

    (iii) To John Stuecheli, the Vice President-Finance and chief financial officer of the Company, an ISO Option to purchase an aggregate of 60,000 Shares, 36,000 Shares of which shall become exercisable on August 1, 1997, 8,000 Shares of which shall become exercisable on October 30, 1997, 8,000 Shares of which shall become exercisable on January 28, 1998, and the final 8,000 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Stuecheli shall terminate and expire on November 3, 2002.

    (iv) To Sue Camp, the Secretary of the Company, an ISO Option to purchase an aggregate of 15,000 Shares, at an exercise price of $.50 per Share, 7,500 Shares of which shall be immediately exercisable, an additional 2,500 Shares of which shall become exercisable on November 1, 1998, an additional 2,500 Shares of which shall become exercisable on November 1, 1999 and the final 2,500 Shares of which shall become exercisable on November 1, 2000. Except as otherwise provided in this Plan the Options granted to Ms. Camp shall terminate and expire on November 3, 2002.

    (v) To Roger Osgood, the Director of Manufacturing and Technical Support for the Company, an ISO Option to purchase an aggregate of 18,750 Shares, at an exercise price of $.50 per Share, 9,375 Shares of which shall be immediately exercisable, an additional 3,125 Shares of which shall become exercisable on November 1, 1998, an additional 3,125 Shares of which shall become exercisable on November 1, 1999 and the final 3,125 Shares of which shall become exercisable on November 1, 2000. Except as otherwise provided in this Plan the Options granted to Mr. Osgood shall terminate and expire on November 3, 2002.

    (vi) To Richard Bell, the Director of Marketing of the Company, an ISO Option to purchase an aggregate of 15,000 Shares, at an exercise price of $.50 per Share, 5,000 Shares of which shall be immediately exercisable, an additional 2,500 Shares of which shall become exercisable on November 1, 1998, an additional 2,500 Shares of which shall become exercisable on November 1, 1999, an additional 2,500 Shares of which shall become exercisable on November 1, 2000 and the final 2,500 Shares of which shall become exercisable on November 1, 2001. Except as otherwise provided in this Plan the Options granted to Mr. Bell shall terminate and expire on November 3, 2002.

                                   SECTION 5
                            SHARES SUBJECT TO PLAN

  (a) Basic Limitation. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed Nine Hundred Fifty Thousand (950,000) Shares, subject to adjustment pursuant to Section 9 of this Plan. The Plan Administrator shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

  (b) Additional Shares. In the event any outstanding Option for any reason expires, is cancelled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                                   SECTION 6
                        TERMS AND CONDITIONS OF OPTIONS

  (a) Term of Option. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Stockholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

  (b) Vesting of Options. Unless otherwise provided in the applicable Stock Option Agreement as approved by the Plan Administrator, each Option granted pursuant to this Plan shall vest at the rate of twenty-five percent (25%) per year, on each anniversary of the Date of Grant, until such Option is fully vested. Notwithstanding this Section 6(b), the Plan Administrator may accelerate the vesting of any Option granted hereunder.

  (c) Exercise Price and Method of Payment.

    (i) Exercise Price. The Exercise Price shall be such price as is determined by the Plan Administrator in its sole discretion and set forth in the Stock Option Agreement; provided, however, in the case of an ISO granted to an Optionee, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an Option granted to a Participant who is a Ten-Percent Stockholder on the Date of Grant).

    (ii) Payment of Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Plan Administrator, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Plan Administrator under Section 3(c) of this Plan.

  (d) Exercise of Option.

    (i) Procedure for Exercise; Rights of Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Plan Administrator, including, without limitation, performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares and any withholding and other applicable taxes with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Plan Administrator, consist of any form of consideration and method of payment allowable under Section 6(c)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares and taxes, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

    Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

    (ii) Termination of Status as an Employee, Director or Consultant. Except as provided in Subsections 6(d)(iii) and 6(d)(iv) below, an Optionee holding an Option who ceases to be an Employee, Director or Consultant of the Company may, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) (y) in the case of an ISO, ninety (90) days, and (z) in the case of a Nonstatutory Option, six (6) months, after the date such Optionee ceases to be an Employee, Director or a Consultant (or in each case, such shorter period as may be provided in the Stock Option agreement), exercise the Option to the extent that the Optionee was entitled to exercise it on such date, unless the Plan Administrator further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Plan Administrator shall have the authority to determine the date an Optionee ceases to be an Employee, Director or a Consultant.

    (iii) Permanent and Total Disability. Notwithstanding the provisions of
  Section 6(d)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

    (iv) Death of an Optionee. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee, Director or Consultant (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

  (v) Return of Proceeds.

    (a) The Plan Administrator, in its discretion, may include as a term of any Optionee's Stock Option Agreement a provision that, if within one year after ceasing to be an Employee, Director or Consultant (whether voluntarily or involuntarily), an Optionee shall, directly or indirectly, engage in an activity to competes with the business of the Company or a Subsidiary as conducted at the time the Optionee ceased to be an Employee, Director or Consultant (as determined by the Board of Directors in its sole discretion and good faith) and such Optionee had exercised Options within six months of the date the Optionee ceased to be an Employee, Director or Consultant, the Optionee shall be required to remit to the Company in good funds within 5 business days of receipt of written demand therefor an amount equal to the excess of (A) the Fair Market Value per share of Common Stock on the date of exercise of such Option(s) multiplied by the number of shares with respect to which the Options were exercised over (B) the aggregate option exercise price for such number of shares of Common Stock (the "Proceeds").

    (b) The Plan Administrator, in its discretion, may include as a term of any Optionee's Stock Option Agreement a provision requiring the remittance by an Optionee to the Company in good funds within 5 business days of receipt of written demand therefor of Proceeds by an Optionee that has exercised Options within six (6) months of the date the Optionee ceased to be an Employee, Director or Consultant (whether voluntarily or involuntarily). The Plan Administrator shall have the authority in its discretion to include such other conditions and/or terms in an Optionee's Stock Option Agreement that it deems appropriate or desirable in furtherance of the foregoing provisions.

  (e) Non-Transferability of Options. No Option granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Plan Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transfer or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

  (f) Time of Granting Options. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Plan Administrator's determination to grant an Option to an Optionee, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Optionee within a reasonable time after the Date of Grant.

  (g) Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Plan Administrator may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

  (h) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Plan Administrator may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

  (i) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

  (j) Leaves of Absence. Leaves of absence approved by the Company which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

  (k) Early Exercise. In the Plan Administrator's sole and absolute discretion, an Option may include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Company determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a rate equal to the remaining portion of the original vesting schedule of the shares so purchased, (ii) such repurchase right shall be exercisable by the Company within (A) the ninety (90) day period following the termination of employment or relationship as a Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such repurchase right shall be exercisable for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

                                   SECTION 7
                               RESTRICTED STOCK

  (a) Authority to Grant Restricted Stock. The Plan Administrator shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Plan Administrator either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Plan Administrator without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee or Director of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

    (i) Nature of Grant. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Plan Administrator, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

    (ii) Restricted Stock Account. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Plan Administrator.

    (iii) Restrictions. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Plan Administrator on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Plan Administrator.

    (iv) Restricted Stock Criteria. At the time of each grant of Restricted Stock, the Plan Administrator in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include, without limitation, performance measures and targets and/or holding period requirements (the "Restricted Stock Criteria"). The Plan Administrator may establish a corresponding relationship between the Restricted Stock Criteria and (i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to that grant.

    (v) Vesting. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

    (vi) Dividends. The Plan Administrator may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

    (vii) Termination of Services. If a Participant (x) with the consent of the Plan Administrator, ceases to be an Employee or Director of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including, without limitation, the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Plan Administrator in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee or Director of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

  (b) Deferral of Payments. The Plan Administrator may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Plan Administrator shall determine the terms and conditions of such deferral in its sole discretion.

                                   SECTION 8
                              ISSUANCE OF SHARES

  As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Plan Administrator has determined that the

Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                                   SECTION 9
                      CAPITALIZATION ADJUSTMENTS; MERGER

  (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan, the maximum number of Shares that an Optionee may receive rights to pursuant to Section 6(k) of this Plan, and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Plan Administrator in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

  (b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the proposed dissolution or liquidation of the Company, or a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation, any Options and grants of Restricted Stock shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator. The Plan Administrator may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exercisable.

                                  SECTION 10
                             NO EMPLOYMENT RIGHTS

  No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee or Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                                  SECTION 11
                             SHAREHOLDER APPROVAL

  With respect to any amendment to this Plan adopted by the Plan Administrator that is required to be approved by the Company's shareholders pursuant to the terms of Section 12 of this Plan, such approval shall be obtained within twelve (12) months after the date such amendment is adopted by the Plan Administrator; provided, that such amendment shall not become effective until such approval has been obtained.

  If the Company is required to comply with Section 14(c) of the Exchange Act, the approval by the Company's shareholders of this Plan, and their approval of any subsequent amendment to this Plan requiring their approval, shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. If the Company is not required to comply with Section 14(a) of the Exchange Act at the time of seeking such approval and such approval is not solicited substantially in accordance with the rules and regulations, if any, in effect under Section 14(a) of the Exchange Act at the time of such approval, the Company shall furnish in writing to the holders of record of the securities entitled to vote for this Plan substantially the same information concerning this Plan which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time that such information is furnished, if proxies to be voted with respect to the approval or disapproval of this Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of: (i) the first registration of an equity security under Section 12 of the Act or (ii) the acquisition of an equity security which exemption from Section 16(b) under the Exchange Act is claimed.

                                  SECTION 12
               TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

  (a) Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.

  (b) Amendment and Termination. The Plan Administrator in its sole discretion may terminate this Plan at any time. The Plan Administrator may amend this Plan at any time in such respects as the Plan Administrator may deem advisable; provided, that the following amendments shall require approval of the holders of a majority of the outstanding Shares entitled to vote:

    (i) Any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 9 of this Plan;

    (ii) Any change in the designation of the Participants eligible to be granted Plan Awards; or

    (iii) Any change in this Plan that would materially increase the benefits accruing to Participants under this Plan.

  (c) Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

                                  SECTION 13
                                 GOVERNING LAW

  THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                                  IRATA, INC.
               8554 KATY FREEWAY, SUITE 100, HOUSTON, TEXAS 77024

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Lance P. Wimmer and Robert A. Searles, Jr. as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class A Common Stock of Irata, Inc. held of record by the undersigned on December 12, 1996 at the 1996 Annual Meeting of Stockholders to be held on Wednesday, January 22, 1997 at 11:00 a.m. Houston time, at the Conference Center, 8586 Katy Freeway, Houston, Texas 77024 or any adjournment thereof.

1. Election of Directors: ANDREW J. CLARK, III, JOHN D. HIGGINS, ROBERT R. SALYARD, ROBERT A. SEARLES, JR., LANCE P. WIMMER

   [ ] FOR all nominees       [ ] WITHHOLD authority to vote
       above (except as           for nominees listed above
       marked above)


 (INSTRUCTIONS: To withhold authority to vote for any nominee, strike that nominee's name above)

2. Approval of Adoption of 1996 Plan

                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

3. In their discretion, they are authorized to vote upon such other business as may properly come before this meeting and any adjournment thereof.

                     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN

                         (Please sign on reverse side)


  This Proxy when properly executed will be voted in the manner herein by the undersigned shareholder. If no designation is made, this proxy will be voted for the named Nominees, approval of the 1996 Plan and for discretionary authority for other matters.

[ ] I plan to attend the Annual Meeting.

                                            DATE:                        , 1996

                                            -----------------------------------
                                                        (Signature)

                                            -----------------------------------
                                                        (Signature)

                                            NOTE: Please sign exactly as name
                                            appears above. When shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee
                                            or guardian, please give full
                                            title as such, please sign in full
                                            corporate name by President or
                                            other authorized officer. If a
                                            Partnership, please sign in
                                            Partnership name by authorized
                                            person.